                                                                      EXHIBIT 23



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



  As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statement File Nos. 33-57072, 33-41361, 33-37685, 33-32587 and 33-
16213.



                                       ARTHUR ANDERSEN LLP



Atlanta, Georgia
March 28, 1998